      As filed with the Securities and Exchange Commission on March 1, 2006

                                                     1933 Act File No. 333-88343
                                                     1940 Act File No. 811-09603

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
                  Pre-Effective Amendment No.   -------                      [ ]
                  Post-Effective Amendment No. 9                             [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]
                  Amendment No. 9
                       (Check appropriate box or boxes.)

                          AMERICAN BEACON SELECT FUNDS

               (Exact name of Registrant as Specified in Charter)
                       4151 Amon Carter Boulevard, MD 2450
                             Fort Worth, Texas 76155
               (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number, including Area Code: (817) 967-3509

                           WILLIAM F. QUINN, PRESIDENT
                       4151 Amon Carter Boulevard, MD 2450
                             Fort Worth, Texas 76155
                     (Name and Address of Agent for Service)

           Approximate Date of Proposed Public Offering March 1, 2006

It is proposed that this filing will become effective (check appropriate box)

      [X] immediately upon filing pursuant to paragraph (b)

      [ ] on (date) pursuant to paragraph (b)

      [ ] 60 days after filing pursuant to paragraph (a)(1)

      [ ] on (date) pursuant to paragraph (a)(1)

      [ ] 75 days after filing pursuant to paragraph (a)(2)

      [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

Registrant has adopted a master-feeder operating structure. This Post-Effective Amendment includes signature pages for the American Beacon Master Trust, the master trust, and the American Beacon Select Funds, the feeder trust.

                          AMERICAN BEACON SELECT FUNDS
                       CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

            Cover Sheet

            Contents of Registration Statement

            Prospectus

            Statement of Additional Information

            Part C

            Signature Pages

            Exhibits

                               AMERICAN BEACON
                               SELECT FUNDS(SM)

            G U I D A N C E  |  V I S I O N  |  E X P E R I E N C E

                              (LIGHTHOUSE GRAPHIC)



               PROSPECTUS

               March 1, 2006



               Money Market Select Fund
               U.S. Government Money Market Select Fund



               The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund's prospectus is accurate or complete, nor does it judge the investment merit of the Funds. To state otherwise is a criminal offense.

     TABLE OF CONTENTS

    About the Funds
    Overview....................................................    2
      Money Market Select Fund..................................    3
      U.S. Government Money Market Select Fund..................    7
    The Manager.................................................   12
    Valuation of Shares.........................................   13
    About Your Investment
    Purchase and Redemption of Shares...........................   14
    Frequent Purchases and Redemptions..........................   19
    Distributions and Taxes.....................................   19
    Additional Information
    Master-Feeder Structure.....................................   20
    Portfolio Holdings..........................................   20
    Delivery of Documents.......................................   21
    Financial Highlights........................................   22
    Additional Information.................................Back Cover



ABOUT THE FUNDS
--------------------------------------------------------------------------------


Overview
--------


The American Beacon Money Market Select Fund and the American Beacon U.S. Government Money Market Select Fund (the "Funds") are managed by American Beacon Advisors, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation. The Manager is the sole investment advisor to the Funds.


The Funds operate under a master-feeder structure. This means that each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the American Beacon Master Trust (the "Master Trust"), formerly known as the AMR Investment Services Trust, that has a similar name and an identical investment objective. Throughout this Prospectus, statements regarding investments by a Fund refer to investments made by its corresponding portfolio. For easier reading, the term "Fund" is used throughout the Prospectus to refer to either a Fund or its portfolio, unless stated otherwise. See "Master-Feeder Structure".


--------------------------------------------------------------------------------

About the Funds                         2                             Prospectus

AMERICAN BEACON

MONEY MARKET SELECT FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Current income, liquidity and the maintenance of a stable price of $1.00 per share.


Principal Strategies
--------------------

The Fund seeks its investment objective by investing all of its investable assets in the Money Market Portfolio of the Master Trust.

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

The Fund will only buy securities with the following credit qualities:


- rated in the highest short-term categories by two rating organizations, such as "A-1" by Standard & Poor's Ratings Services and "P-1" by Moody's Investors Service, Inc., at the time of purchase,

- rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or

- unrated securities that are determined to be of equivalent quality by the Manager pursuant to guidelines approved by the Board of Trustees.

The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

--------------------------------------------------------------------------------

Prospectus                              3                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------



Principal Risk Factors
----------------------


- The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

- Because the Fund concentrates its assets in financial services companies, factors affecting those companies could have a significant impact on the performance of the Fund.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

- The yield paid by the Fund may be affected by the Manager's decisions regarding the Fund's average dollar-weighted maturity. If the Manager sets the Fund's maturity target in a manner that does not correlate with the movement of interest rate trends, the Fund's yield could be less than other money market funds.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The Fund's performance, as shown below, is derived from a combination of the Fund's performance and that of another fund (the "Companion Fund") not offered in this Prospectus. The Companion Fund has been managed by the Manager since its inception on September 1, 1987. Like the Fund, the Companion Fund invests all of its investable assets in the Money Market Portfolio of the Master Trust. The performance results through December 31, 1999 are those of the Companion Fund. The Fund began offering its shares on January 1, 2000. Thus, performance results shown below from that date through December 31, 2005 are for the Fund. Because the Companion Fund had



--------------------------------------------------------------------------------

About the Funds                         4                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

higher expenses, its performance was worse than the Fund would have realized in the same period. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. Investors may call 1-800-231-4252 or visit the Funds' website at www.americanbeaconfunds.com to obtain the Fund's current seven-day yield.


                       (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

96..........................................................   5.50%
97..........................................................   5.64%
98..........................................................   5.56%
99..........................................................   5.18%
00..........................................................   6.58%
01..........................................................   4.28%
02..........................................................   1.81%
03..........................................................   1.13%
04..........................................................   1.33%
05..........................................................   3.23%



Highest Quarterly Return:               1.69%
  (1/1/96 through 12/31/05)       (3rd Quarter 2000)
Lowest Quarterly Return:                0.25%
  (1/1/96 through 12/31/05)    (1st & 2nd Quarter 2004)



                                                              AVERAGE ANNUAL TOTAL RETURN
                                                             -----------------------------
                                                                    AS OF 12/31/05
                                                             -----------------------------
                                                             1 YEAR    5 YEARS    10 YEARS
                                                             ------    -------    --------
MONEY MARKET SELECT FUND...................................  3.23%      2.35%      4.01%



--------------------------------------------------------------------------------

Prospectus                              5                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------



Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Select Fund.(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees.............................................  0.10%
Distribution (12b-1) Fees...................................  0.00
Other Expenses..............................................  0.02
                                                              ----
TOTAL ANNUAL FUND OPERATING EXPENSES........................  0.12%
                                                              ====

(1) The expense table and the Example below reflect the expenses of both the Fund and the Money Market Portfolio of the Master Trust.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR .................................................   $12
3 YEARS.................................................   $39
5 YEARS.................................................   $68
10 YEARS................................................  $154



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-231-4252 to request a free copy.

--------------------------------------------------------------------------------

About the Funds                         6                             Prospectus

AMERICAN BEACON
U.S. GOVERNMENT
MONEY MARKET SELECT FUND
--------------------------------------------------------------------------------

Investment Objective
--------------------

Current income, liquidity and the maintenance of a stable price of $1.00 per share.


Principal Strategies
--------------------

The Fund seeks its investment objective by investing all of its investable assets in the U.S. Government Money Market Portfolio of the Master Trust.

The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements that are collateralized by such obligations and other investment companies that limit their investments to the foregoing securities.

Ordinarily, the Fund will invest the majority of its assets, directly or indirectly, in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Home Loan Banks ("FHLB"), and Federal Farm Credit Banks ("FFCB"). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Freddie Mac and FFCB are supported by the right to borrow from the U.S. Treasury, and FHLB and Fannie Mae are supported by the U.S. Treasury's discretionary authority to purchase their securities. The Fund's investments may also include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued by the Government National Mortgage Association (commonly referred to as Ginnie Mae), which are backed by the full faith and credit of the U.S. Government.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

The Fund has a policy of investing exclusively in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

--------------------------------------------------------------------------------

Prospectus                              7                        About the Funds

AMERICAN BEACON
U.S. GOVERNMENT
MONEY MARKET SELECT FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------



Principal Risk Factors
----------------------

- The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

- As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Your investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other financial or government institution.


Historical Performance
----------------------


The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The Fund's performance, as shown below, is derived from a combination of the Fund's performance and that of another fund (the "Companion Fund") not offered in this Prospectus. The Companion Fund has been managed by the Manager since its inception on March 2, 1992. Like the Fund, the Companion Fund invests all of its investable assets in the U.S. Government Money Market Portfolio of the Master Trust. The performance results through November 30, 2001 are those of the Companion Fund. The Fund began offering its shares on December 1, 2001. Thus, performance results shown below from that date through December 31, 2005 are for the Fund. Because the Companion Fund had moderately higher expenses, its performance was slightly worse than the Fund would have realized in the same period. Neither the bar chart nor the performance table that follows is intended to indicate how the Fund will perform in the future. Investors may call 1-800-231-4252 or visit the Funds' website at www.americanbeaconfunds.com to obtain the Fund's current seven-day yield.


--------------------------------------------------------------------------------

About the Funds                         8                             Prospectus

AMERICAN BEACON
U.S. GOVERNMENT
MONEY MARKET SELECT FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------



                       (AMR BAR CHART)
 TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

96..........................................................  5.23%
97..........................................................  5.41%
98..........................................................  5.40%
99..........................................................  5.06%
00..........................................................  6.31%
01..........................................................  4.10%
02..........................................................  1.74%
03..........................................................  1.11%
04..........................................................  1.29%
05..........................................................  3.19%



Highest Quarterly Return:               1.62%
  (1/1/96 through 12/31/05)       (3rd Quarter 2000)
Lowest Quarterly Return:                0.24%
  (1/1/96 through 12/31/05)       (2nd Quarter 2004)



                                                              AVERAGE ANNUAL TOTAL RETURN
                                                             -----------------------------
                                                                    AS OF 12/31/05
                                                             -----------------------------
                                                             1 YEAR    5 YEARS    10 YEARS
                                                             ------    -------    --------
U.S. GOVERNMENT MONEY MARKET SELECT FUND...................  3.19%      2.28%      3.87%



--------------------------------------------------------------------------------

Prospectus                              9                        About the Funds

AMERICAN BEACON
U.S. GOVERNMENT
MONEY MARKET SELECT FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------



Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Money Market Select Fund.(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Management Fees.............................................  0.10%
Distribution (12b-1) Fees...................................  0.00
Other Expenses..............................................  0.04
                                                              ----
Total Annual Fund Operating Expenses........................  0.14%
                                                              ====
Expense Reimbursement.......................................  0.02(2)
NET EXPENSES................................................  0.12%(3)


(1) The expense table and the Example below reflect the expenses of both the Fund and the U.S. Government Money Market Portfolio of the Master Trust.


(2) The Manager has contractually agreed to reimburse the Fund for Other Expenses through February 28, 2007 to the extent that Total Annual Fund Operating Expenses exceed 0.12%. The contractual expense reimbursement can be changed by approval of a majority of the Fund's Board of Trustees. In addition, the Manager may decide voluntarily to waive additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 (the date this reimbursement policy was approved by the Board of Trustees). Such reimbursements to the Manager will be made only if the reimbursement (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed 0.12%.



(3) The contractual expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses.



--------------------------------------------------------------------------------

About the Funds                        10                             Prospectus

AMERICAN BEACON
U.S. GOVERNMENT
MONEY MARKET SELECT FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------


Example
-------


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2007, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR .................................................   $12
3 YEARS.................................................   $43
5 YEARS.................................................   $77
10 YEARS................................................  $177




Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-231-4252 to request a free copy.


--------------------------------------------------------------------------------

Prospectus                             11                        About the Funds

The Manager
-----------


The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 2005, the Manager had approximately $42.7 billion of assets under management, including approximately $18.7 billion under active management and $24.0 billion as named fiduciary or financial advisor. Approximately $22.6 billion of the Manager's total assets under management were related to AMR Corporation.



The Manager provides or oversees all administrative, investment advisory and portfolio management services to the Funds. The Manager develops the investment programs for each Fund and serves as the sole investment advisor to each Fund. As compensation for providing management services, each Fund pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of its net assets. A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager will be available in the Funds' semi-annual report dated June 30, 2006.


The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. However, the Manager does not anticipate that the Funds will engage in securities lending at this time. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has discretion to purchase and sell securities for the Funds in accordance with each Fund's objectives, policies, and restrictions. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new investment advisors without approval of a Fund's shareholders, but subject to approval by the Boards of Trustees of the Funds and the Master Trust (the "Boards"). The Prospectus will be supplemented if additional investment advisors are retained or the contract with the Manager is terminated.


--------------------------------------------------------------------------------

About the Funds                        12                             Prospectus

Valuation of Shares
-------------------

The price of each Fund's shares is based on its net asset value ("NAV") per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding. Securities held by a Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share.

Each Fund's NAV per share is typically determined as of 5:00 p.m. Eastern Time, on each day on which the New York Stock Exchange ("Exchange") is open for business. On days when the financial markets in which the Funds invest close early, the NAV may be calculated as of the earlier close of those markets. In addition to the days the Exchange is closed, the Funds are not open and no NAV is calculated on Columbus Day and Veterans Day. In certain limited circumstances, a Fund, in its discretion, may designate other days as a business day on which it will accept purchases, redemptions and exchanges.


--------------------------------------------------------------------------------

Prospectus                             13                        About the Funds

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------


Purchase and Redemption of Shares
---------------------------------

Eligibility
-----------

Fund shares are offered to institutional investors, including:


- agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);

- endowment funds and charitable foundations;

- employee welfare plans which are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended;

- qualified pension and profit sharing plans;

- corporations; and

- other investors who meet the initial investment requirement.

An initial investment of at least $25 million is required for the Money Market Select Fund. The U.S. Government Money Market Select Fund has an initial investment requirement of $10 million. The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.


Opening an Account
------------------

A completed, signed application is required to open an account. You may request an application form by:

- calling 1-800-967-9009, or

- visiting the Funds' website at www.americanbeaconfunds.com and downloading an account application.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each entity that opens an account. You may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers,



--------------------------------------------------------------------------------

About Your Investment                  14                             Prospectus
and other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.


Complete the application, sign it and:


                                    Fax to:



                                 (817) 931-8803



                                  or Mail to:

                          American Beacon Select Funds
                        4151 Amon Carter Blvd., MD 2450

                              Fort Worth, TX 76155



Purchase Policies
-----------------

Shares of each Fund are offered and purchase orders are typically accepted until 5:00 p.m. Eastern Time on each day on which the Exchange is open for business. If a purchase order is received in good order prior to a Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the Fund's deadline, the purchase price will be the NAV per share determined on the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. In addition, a Fund may, in its discretion, accept orders on days when the Exchange is closed. Shares of the Funds are not offered and orders are not accepted on Columbus Day and Veterans Day. No sales charges are assessed on the purchase or sale of Fund shares.


Redemption Policies
-------------------


Shares of each Fund may be redeemed by telephone or mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. Wire proceeds from redemption requests received by 3:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first) are generally transmitted to shareholders on the same day. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. For assistance with completing a redemption request, please call 1-800-658-5811.



--------------------------------------------------------------------------------

Prospectus                             15                  About Your Investment

Each Fund reserves the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although each Fund intends to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by its corresponding portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares of a Fund generally will be paid at the time of redemption.

HOW TO PURCHASE SHARES
By Wire



If your account has been established, you may call 1-800-658-5811 or visit www.americanbeaconfunds.com (select "My Account") to purchase shares by wire. Send a bank wire to State Street Bank and Trust Co. with these instructions:


- ABA# 0110-0002-8; AC-9905-342-3,

- Attn: American Beacon Select Funds,

- the Fund name, Fund number, and

- account number and registration.
Via "My Account" on www.americanbeaconfunds.com



You may purchase shares by selecting "My Account" on www.americanbeaconfunds.com.

Via DST Vision



If you have access to DST Vision, you may purchase shares on-line through DST. Please call 1-800-967-9009, extension 70771, to have on-line trading added to your DST Vision access.



--------------------------------------------------------------------------------

About Your Investment                  16                             Prospectus

HOW TO REDEEM SHARES
By Telephone



- Call 1-800-658-5811 to request a redemption.


- Proceeds from redemptions placed by telephone will generally be transmitted by wire only, as instructed on the application form.
By Mail


Write a letter of instruction including:


- the Fund name, Fund number,

- the shareholder account number,

- the number of shares or dollar amount to be redeemed, and


- the authorized signature(s) of all persons required to sign for the account.


Mail the letter to:
American Beacon Select Funds
P.O. Box 219643
Kansas City, MO 64121-9643


- Other supporting documents may be required for estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call 1-800-658-5811 for instructions.


- Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

- with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

- for an account requesting payment by check whose address has changed within the last 30 days.


The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Via "My Account" on www.americanbeaconfunds.com



If you have established bank instructions for your account, you may request a redemption by selecting "My Account" on www.americanbeaconfunds.com. To establish bank instructions, please call 1-800-658-5811.


--------------------------------------------------------------------------------

Prospectus                             17                  About Your Investment

Via DST Vision



If you have access to DST Vision, you may request a redemption on-line through DST. Please call 1-800-967-9009, extension 70771, to have on-line trading added to your DST Vision access.



General Policies
----------------

If a shareholder's account balance in either Fund falls below $2 million, the shareholder may be asked to increase the balance. If the account balance remains below $2 million after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder.

A STAMP 2000 Medallion signature guarantee may be required in order to change an account's registration or banking instructions. You may obtain a STAMP 2000 Medallion signature guarantee at most banks, broker-dealers and credit unions, but not from a notary public.

The Funds reserve the right to:


- liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds are unable to verify the shareholder's identity within three business days of account opening, and

- modify or terminate the exchange privilege at any time.

The following policies apply to instructions you may provide to the Funds by telephone:


- The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

- The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

- Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.


The Funds have authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will


--------------------------------------------------------------------------------

About Your Investment                  18                             Prospectus
be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee.


Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on purchasing or redeeming shares.

Frequent Purchases and Redemptions
----------------------------------

The Funds are intended to serve as short-term investment vehicles providing daily liquidity to shareholders. As such, the Funds' Board of Trustees has determined not to adopt policies to deter short-term trading of Fund shares. The Manager attempts to maintain sufficient liquidity for each Fund to satisfy redemption requests. In the event of large net redemptions, due to frequent trading activity or other circumstances, the Manager may be required to sell portfolio securities before maturity, possibly causing a Fund to underperform other similar money market funds.


Distributions and Taxes
-----------------------

The Funds distribute most or all of their net earnings in the form of dividends from net investment income, which are declared daily and paid monthly, and distributions of realized net capital gains, if any. Dividends and distributions of realized net short-term capital gains are taxable as ordinary income; none of the Funds' distributions are expected to be eligible for the 15% maximum federal income tax rate applicable to individual shareholders' "qualified dividend income" or net capital gains or for the dividends-received deduction available to corporations. However, the portion of a Fund's dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Distributions declared in each month are paid to shareholders on the first business day of the following month.

This is only a summary of some of the important federal income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds.


--------------------------------------------------------------------------------

Prospectus                             19                  About Your Investment

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Master-Feeder Structure
-----------------------

The Funds operate under a master-feeder structure. This means that each Fund is a "feeder" fund that invests all of its investable assets in a "master" fund with the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                        (MASTER-FEEDER STRUCTURE GRAPH)

Each Fund can withdraw its investment in its corresponding portfolio at any time if the Board of Trustees of the Funds determines that it is in the best interest of the Fund and its shareholders to do so. A change in a portfolio's fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund could require that Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely the liquidity of the Fund. If a Fund withdraws its investment in its corresponding portfolio, the Fund's assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.


Portfolio Holdings
------------------

A complete listing of holdings for each Fund's corresponding portfolio is made available on the Funds' website on a monthly basis. The holdings information is generally posted to the website approximately thirty days after the end of each month and remains available for six months thereafter. To access a list of holdings,


--------------------------------------------------------------------------------

Additional Information                 20                             Prospectus
go to www.americanbeaconfunds.com and select "Monthly Fund Holdings" under the "I want info on . . ." menu on the home page.


Delivery of Documents
------------------

If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.



--------------------------------------------------------------------------------

Prospectus                             21                 Additional Information

Financial Highlights
--------------------
The financial highlights tables are intended to help you understand each Fund's financial performance for the period of its operation. Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned on an investment in that Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is found in the Funds' Annual Report, which you may obtain upon request.


                                                              MONEY MARKET SELECT FUND
                                   ------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                   ------------------------------------------------------------------------------
                                      2005             2004             2003             2002           2001(B)
FOR A SHARE OUTSTANDING            ----------       ----------       ----------       ----------       ----------
THROUGHOUT THE PERIOD:
Net asset value, beginning of
  period.........................  $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                   ----------       ----------       ----------       ----------       ----------
Income from investment
  operations:
  Net investment income(A).......        0.03             0.01             0.01             0.02             0.04
  Net realized gain on
    investments..................          --(C)            --(C)            --(C)            --(C)            --(C)
                                   ----------       ----------       ----------       ----------       ----------
Total income from investment
  operations.....................        0.03             0.01             0.01             0.02             0.04
                                   ----------       ----------       ----------       ----------       ----------
Less distributions:
  Dividends from net investment
    income.......................       (0.03)           (0.01)           (0.01)           (0.02)           (0.04)
  Distributions from net realized
    gain on investments..........          --(C)            --(C)            --(C)            --(C)            --(C)
                                   ----------       ----------       ----------       ----------       ----------
Total distributions..............       (0.03)           (0.01)           (0.01)           (0.02)           (0.04)
                                   ----------       ----------       ----------       ----------       ----------
Net asset value, end of period...  $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                   ==========       ==========       ==========       ==========       ==========
Total return.....................        3.23%            1.33%            1.13%            1.81%            4.28%
                                   ==========       ==========       ==========       ==========       ==========
Ratios and supplemental data:
  Net assets, end of period (in
    thousands)...................  $5,216,927       $3,973,103       $3,988,724       $5,030,034       $5,589,030
  Ratios to average net assets
    (annualized)(A):
    Expenses, net of waivers.....        0.12%            0.12%            0.12%            0.11%            0.12%
    Expenses, before waivers.....        0.12%            0.12%            0.12%            0.11%            0.12%
    Net investment income, net of
      waivers....................        3.20%            1.28%            1.14%            1.82%            3.84%
    Net investment income, before
      waivers....................        3.20%            1.28%            1.14%            1.82%            3.84%



(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.



(B) Prior to December 1, 2001, the American Beacon Money Market Select Fund was known as the American Select Cash Reserve Fund.



(C) Amount is less than $0.01 per share.



--------------------------------------------------------------------------------

Additional Information                 22                             Prospectus

                                                                   U.S. GOVERNMENT
                                                               MONEY MARKET SELECT FUND
                                      --------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                      DECEMBER 1, TO
                                      -----------------------------------------------------        DECEMBER 31,
                                        2005           2004           2003           2002            2001(B)
FOR A SHARE OUTSTANDING               --------       --------       --------       --------       --------------
THROUGHOUT THE PERIOD:
Net asset value, beginning of
  period............................  $   1.00       $   1.00       $   1.00       $   1.00           $ 1.00
                                      --------       --------       --------       --------           ------
Income from investment operations:
  Net investment income(A)..........      0.03           0.01           0.01           0.02               --(D)
  Net realized gain on
    investments.....................        --(D)          --(D)          --(D)          --(D)            --(D)
                                      --------       --------       --------       --------           ------
Total income from investment
  operations........................      0.03           0.01           0.01           0.02               --
                                      --------       --------       --------       --------           ------
Less distributions:
  Dividends from net investment
    income..........................     (0.03)         (0.01)         (0.01)         (0.02)              --(D)
  Distributions from net realized
    gain on investments.............        --(D)          --(D)          --(D)          --(D)            --(D)
                                      --------       --------       --------       --------           ------
Total distributions.................     (0.03)         (0.01)         (0.01)         (0.02)              --
                                      --------       --------       --------       --------           ------
Net asset value, end of period......  $   1.00       $   1.00       $   1.00       $   1.00           $ 1.00
                                      ========       ========       ========       ========           ======
Total return........................      3.19%          1.29%          1.11%          1.74%            0.20%(C)
                                      ========       ========       ========       ========           ======
Ratios and supplemental data:
  Net assets, end of period (in
    thousands)......................  $196,696       $193,287       $162,489       $110,014           $2,822
  Ratios to average net assets
    (annualized)(A):
    Expenses, net of waivers........      0.12%          0.12%          0.12%          0.12%            0.10%
    Expenses, before waivers........      0.14%          0.12%          0.15%          0.15%            0.10%
    Net investment income, net of
      waivers.......................      3.17%          1.31%          1.09%          1.75%            2.06%
    Net investment income, before
      waivers.......................      3.15%          1.31%          1.06%          1.72%            2.06%



(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master U.S. Government Money Market Portfolio.


(B) The U.S. Government Money Market Select Fund commenced active operations on December 1, 2001.

(C) Not annualized.

(D) Amount is less than $0.01 per share.


--------------------------------------------------------------------------------

Prospectus                             23                 Additional Information

                                  -- Notes --

                                  -- Notes --

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS IS FOUND IN THE DOCUMENTS LISTED BELOW. REQUEST A FREE COPY OF THESE DOCUMENTS BY CALLING 1-800-658-5811 OR YOU MAY ACCESS THEM ON THE FUNDS' WEBSITE AT WWW.AMERICANBEACONFUNDS.COM.


  ANNUAL REPORT/SEMI-ANNUAL REPORT

  The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds' performance. The report of the Funds' independent auditors is included in the Annual Report.

  STATEMENT OF ADDITIONAL INFORMATION

  The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current
  SAI is on file with the Securities and Exchange Commission (SEC).

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:



        (TELEPHONE GRAPHIC)                    (MOUSE GRAPHIC)
           BY TELEPHONE:                      ON THE INTERNET:
        Call 1-800-658-5811                 Visit our website at
                                         www.americanbeaconfunds.com
                                          Visit the SEC website at
                                                 www.sec.gov

         (MAILBOX GRAPHIC)                   (KEYBOARD GRAPHIC)
             BY MAIL:                            BY E-MAIL:
   American Beacon Select Funds      american _ beacon.funds@ambeacon.com
  4151 Amon Carter Blvd., MD 2450
       Fort Worth, TX 76155



The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec. gov, or by writing to: SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


                      (AMERICAN BEACON SELECT FUNDS LOGO)

                            SEC File Number 811-9603



American Beacon Select Funds is a service mark of AMR Corporation. American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund are service marks of American Beacon Advisors, Inc.



--------------------------------------------------------------------------------

Additional Information                                                Prospectus

                       STATEMENT OF ADDITIONAL INFORMATION
                        AMERICAN BEACON SELECT FUNDS(SM)
              (formerly known as American AAdvantage Select Funds)


                                  MARCH 1, 2006


               Money Market Select Fund (the "Money Market Fund")
 U.S. Government Money Market Select Fund (the "U.S. Gov't. Money Market Fund")


      This Statement of Additional Information ("SAI") should be read in conjunction with the Funds' prospectus dated March 1, 2006 ("Prospectus"), a copy of which may be obtained without charge by calling (800) 231-4252 or by visiting www.americanbeaconfunds.com. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.



      The American Beacon Select Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2005, as audited by Ernst & Young, LLP, is supplied with the SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.



                                TABLE OF CONTENTS


Organization and History of the Funds..............................................     1

Non-Principal Investment Strategies and Risks......................................     2

Investment Restrictions............................................................     3

Disclosure of Portfolio Holdings...................................................     4

Trustees and Officers of the Select Trust and the Master Trust.....................     5

Code of Ethics.....................................................................     9

Proxy Voting Policies..............................................................     9

Control Persons and 5% Shareholders................................................     9

Management and Administrative Services.............................................    10

Other Service Providers............................................................    10

Portfolio Securities Transactions..................................................    11

Redemptions in Kind................................................................    11

Net Asset Value....................................................................    11

Tax Information....................................................................    11

Description of the Select Trust....................................................    12

Other Information..................................................................    13

Appendix A: Proxy Voting Policy and Procedures for the Select and Master Trusts....   A-1


                      ORGANIZATION AND HISTORY OF THE FUNDS

      The Money Market Fund and the U.S. Gov't. Money Market Fund (collectively, the "Funds") are separate investment portfolios of the American Beacon Select Funds (the "Select Trust"). The Select Trust is a no-load, open-end, diversified management investment company. The Select Trust was organized as a Massachusetts business trust on August 18, 1999. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.

      Each Fund invests all of its investable assets in a corresponding portfolio with a similar name and an identical investment objective. Each Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio (individually, a "Portfolio" and, collectively, the "Portfolios") of the American Beacon Master Trust (the "Master Trust"), a separate investment company managed by American Beacon Advisors, Inc. (the "Manager").

      The names of the Funds, the Select Trust, the Master Trust, and the Manager have changed over the past five years. The former and current names of each are listed below.

NAME PRIOR TO DEC. 1, 2001            NAME FROM DEC. 1, 2001 THROUGH FEB. 28, 2005   NAME AS OF MARCH 1, 2005
---------------------------------     --------------------------------------------   ----------------------------------------
American Select Cash Reserve Fund     American AAdvantage Money Market Select Fund   American Beacon Money Market Select Fund
American Select Funds                 American AAdvantage Select Funds               American Beacon Select Funds



NAME PRIOR TO MARCH 1, 2005                                      NAME AS OF MARCH 1, 2005
------------------------------------------------------------     --------------------------------------------------------
American AAdvantage U.S. Government Money Market Select Fund     American Beacon U.S. Government Money Market Select Fund
AMR Investment Services Trust                                    American Beacon Master Trust
AMR Investment Services, Inc.                                    American Beacon Advisors, Inc.


                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     Each Fund may:

      1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

      2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), or exemptive relief granted by the Securities and Exchange Commission ("SEC").

      3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Funds do not currently engage in securities lending nor does the Manager anticipate that they will do so in the near future.

      4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions which are deemed to be of good financial standing.

      5. Purchase securities in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). A Fund will not invest more than 10% of its respective net assets in Section 4(2) securities and illiquid securities unless the Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Master Trust's Board of Trustees ("Master Trust Board"), that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

                             INVESTMENT RESTRICTIONS

      Each Fund has the following fundamental investment policy that enables it to invest in its corresponding Portfolio of the Master Trust:

            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      All other fundamental investment policies and the non-fundamental policies of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and the Master Trust Board, it applies equally to each Fund and the Select Trust's Board of Trustees ("Select Trust Board").

      In addition to the investment limitations noted in the Prospectus, the following nine restrictions have been adopted by each Portfolio and may be changed with respect to any Portfolio only by the majority vote of that Portfolio's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used herein means, with respect to the Portfolio, the lesser of
(a) 67% of the interests of the Portfolio present at the meeting if the holders of more than 50% of the interests are present and represented at the interest holders' meeting or (b) more than 50% of the interests of the Portfolio. Whenever a Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Fund's votes representing the shareholders not voting will be voted by the Select Trust Board in the same proportion as those Fund shareholders who do, in fact, vote.

No Portfolio of the Master Trust may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

      2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

      3. Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, a Portfolio may be deemed an underwriter under federal securities law.

      4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Portfolio's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

      5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

      6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

      7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets.

      8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except the Money Market Portfolio, as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

      The Money Market Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuers of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).

      The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

      The following non-fundamental investment restrictions apply to each Fund and Portfolio and may be changed with respect to a Fund by a vote of a majority of the Select Trust Board or, with respect to a Portfolio, by a vote of a majority of the Master Trust Board. No Fund or Portfolio may:

      1. Invest more than 10% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

      2. Purchase securities on margin or effect short sales (except that a Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities).

      All Funds and Portfolios of the Master Trust may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, the Money Market Fund or Money Market Portfolio may invest up to 25% of its total assets in the aggregate of the Municipal Money Market Portfolio and U.S. Government Money Market Portfolio, and the U.S. Gov't. Money Market Fund or U.S. Government Money Market Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio and Municipal Money Market Portfolio. The Funds or Portfolios may incur duplicate advisory or management fees when investing in another mutual fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Portfolios publicly disclose portfolio holdings information as follows:

      1. a complete list of holdings for each Portfolio on an annual and semi-annual basis in the reports to shareholders and in publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

      2. a complete list of holdings for each Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

      3. a complete list of holdings for each Portfolio as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and

      4. top ten holdings for each Portfolio as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately thirty days after the end of the calendar quarter.

      Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Portfolios. The Funds and Portfolios have adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. The Manager has determined that selective disclosure of nonpublic holdings information for the Portfolios does not pose a significant risk of harm to Fund shareholders. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Portfolios, the Funds and their shareholders. . Therefore, selective disclosure of holdings information for the Portfolios is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of Portfolio holdings would not be in the best interests of Fund shareholders. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Portfolios under certain circumstances.

      The Portfolios have ongoing arrangements with a variety of third party service providers that require access to Portfolio holdings to provide services necessary to the Portfolios' and Funds' operations ("service providers"). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The Portfolios have determined that selective and complete disclosure of holdings information to the following categories of service providers fulfills a legitimate business purpose and is in the best interest of shareholders: custodian and sub-custodian banks, auditors, securities lending agents, pricing services, consultants, financial intermediaries, the distributor and Fund counsel. The service providers have a duty to keep the Portfolios' nonpublic information confidential either through written contractual arrangements with the Portfolios, the Funds or the Manager or by the nature of their role with respect to the Portfolios and Funds.

      The Portfolios have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Portfolios have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Portfolios have arrangements with the following rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

        Bloomberg                            Morningstar
        Lipper/Reuters                       Standard & Poor's Ratings Services
        Moody's Investors Service            Thomson Financial Research

      The rating and ranking organizations receiving holdings information prior to disclosure on the Funds' website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Portfolios withhold disclosure of holdings information until the day following disclosure on the Funds' website.

         TRUSTEES AND OFFICERS OF THE SELECT TRUST AND THE MASTER TRUST

      The Select Trust Board and the Master Trust Board provide broad supervision over each Trust's affairs. The Manager is responsible for the management and the administration of the Select Trust's assets, and the Select Trust's officers are responsible for the Select Trust's operations. The Trustees and officers of the Select Trust and the Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Select Trust, the Master Trust, the American Beacon Funds, and the American Beacon Mileage Funds.


                           POSITION, TERM OF OFFICE
                           AND LENGTH OF TIME
NAME, AGE AND ADDRESS      SERVED WITH EACH TRUST       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
-----------------------    ------------------------     ----------------------------------------------------------------------
INTERESTED TRUSTEES

                                    Term
                           Lifetime of Trust until
                           removal, resignation or
                                 retirement*

William F. Quinn** (58)    Trustee and President of     President (1986-Present) and Director (2003-Present), American
                           Master Trust since 1995      Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989,
                            and Select Trust since      2003-Present), American Airlines Federal Credit Union; Director,
                                    1999                Crescent Real Estate Equities, Inc. (1994-Present); Director,
                                                        Pritchard, Hubble & Herr, LLC (investment advisor) (2001-Present);
                                                        Director of Investment Committee, Southern Methodist University
                                                        Endowment Fund (1996-Present); Member of Advisory Board, Southern
                                                        Methodist University Cox School of Business (1999-2002); Member of
                                                        Pension Manager Committee, New York Stock Exchange (1997-1998,
                                                        2000-2002); Vice Chairman, Committee for the Investment of Employee
                                                        Benefits (2004-Present); Chairman of Defined Benefit Sub-Committee,
                                                        Committee for the Investment of Employee Benefits
                                                        (2002-2004);Director, United Way of Metropolitan Tarrant County
                                                        (1988-2000, 2004-Present); Trustee, American Beacon Funds
                                                        (1987-Present); Trustee, American Beacon Mileage Funds (1995-Present).

Alan D. Feld** (69)        Trustee of Master Trust      Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                            since 1996 and Select       (1960-Present); Director, Clear Channel Communications
                               Trust since 1999          (1984-Present); Trustee, CenterPoint Properties, Inc.
                                                        (1994-Present); Trustee, American Beacon Funds (1996- Present);
                                                        Trustee, American Beacon Mileage Funds (1996-Present).

                               POSITION, TERM OF OFFICE
                                  AND LENGTH OF TIME
NAME, AGE AND ADDRESS           SERVED WITH EACH TRUST   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
-----------------------        ------------------------  ----------------------------------------------------------------------
NON-INTERESTED TRUSTEES

                                      Term
                               Lifetime of Trust until
                               removal, resignation or
                                     retirement*

W. Humphrey Bogart (61)           Trustee since 2004     Board Member, Baylor University Medical Center Foundation (1992-2004);
                                                         Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                         (1998-2003); President and CEO, Allmerica Trust Company, NA
                                                         (1996-1997); President and CEO, Fidelity Investments Southwest
                                                         Company (1983-1995); Senior Vice President of Regional Centers,
                                                         Fidelity Investments (1988-1995); Trustee, American Beacon Funds
                                                         (2004-Present); Trustee, American Beacon Mileage Funds (2004-Present).

Brenda A. Cline (45)             Trustee since 2004      Executive Vice President, Chief Financial Officer, Treasurer and
                                                         Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas
                                                         Christian University (1998-Present); Trustee, W.I. Cook Foundation,
                                                         Inc. (d/b/a Cook Children's Health Foundation) (2001-Present);
                                                         Director, Christian Church Foundation (1999-Present); Trustee,
                                                         American Beacon Funds (2004-Present); Trustee, American Beacon
                                                         Mileage Funds (2004-Present).

Richard A. Massman (62)           Trustee since 2004     Senior Vice President and General Counsel, Hunt Consolidated, Inc.
                                                         (holding company engaged in energy, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American
                                                         Beacon Funds (2004-Present); Trustee, American Beacon Mileage Funds
                                                         (2004-Present).

Stephen D. O'Sullivan (70)     Trustee of Master Trust   Consultant (1994-Present); Trustee, American Beacon Funds
                                since 1995 and Select    (1987-Present); Trustee, American Beacon Mileage Funds
                                  Trust since 1999       (1995-Present).

R. Gerald Turner (60)           Trustee of Master and    President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.       Select Trusts since 2001  ChemFirst (1986-2002); Director, J.C. Penney Company, Inc.
Southern Methodist University                            (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                      (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing)
                                                        (2003-Present); Director, First Broadcasting Investment Partners, LLC
                                                         (2003-Present); Member, United Way of Dallas Board of Directors;
                                                         Member, Salvation Army of Dallas Board of Directors; Member,
                                                         Methodist Hospital Advisory Board; Member, Knight Commission on
                                                         Intercollegiate Athletics; Trustee, American Beacon Funds
                                                        (2001-Present); Trustee, American Beacon Mileage Funds (2001-Present).

Kneeland Youngblood (50)       Trustee of Master Trust   Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court              since 1996 and Select    (1998-Present); Director, Burger King Corporation (2004-Present);
Suite 1740                        Trust since 1999       Trustee, City of Dallas, Texas Employee Retirement Fund
Dallas, Texas  75201             Chairman since 2005     (2004-Present); Trustee, The Hockaday School (1997-2005); Director,
                                                         Starwood Hotels and Resorts (2001-Present); Member, Council on
                                                         Foreign Relations (1995-Present); Director, Just For the Kids
                                                         (1995-2001); Director, L&B Realty Advisors (1998-2000); Trustee,
                                                         Teachers Retirement System of Texas (1993-1999); Director, Starwood
                                                         Financial Trust (1998-2001); Trustee, St. Mark's School of Texas
                                                         (2002-Present); Trustee, American Beacon Funds (1996-Present);
                                                         Trustee, American Beacon Mileage Funds (1996-Present).

OFFICERS

                                        Term
                                      One Year

Rosemary K. Behan (47)         VP, Secretary and Chief   Vice President, Legal and Compliance, American Beacon Advisors, Inc.
                               Legal Officer since 2006  (2006-Present); Assistant General Counsel, First Command Financial
                                                         Planning, Inc. (2004-2006); Enforcement Attorney (2002-2004) and
                                                         Branch Chief (2000-2002), Securities and Exchange Commission.

Brian E. Brett (45)                 VP since 2004         Vice President, Director of Sales, American Beacon Advisors, Inc.
                                                          (2004-Present); Regional Vice President, Neuberger Berman, LLC
                                                          (investment advisor) (1996-2004).

Nancy A. Eckl (43)             VP of Master Trust since   Vice President, Trust Investments, American Beacon Advisors, Inc.
                                 1995 and Select Trust    (1990-Present).
                                     since 1999

                         POSITION, TERM OF OFFICE
                            AND LENGTH OF TIME
NAME, AGE AND ADDRESS     SERVED WITH EACH TRUST    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
-----------------------  -------------------------  ---------------------------------------------------------------------------
OFFICERS (CONTINUED)

Michael W. Fields (52)   VP of Master Trust since   Vice President, Fixed Income Investments, American Beacon Advisors,
                           1995 and Select Trust    Inc. (1988-Present).
                                 since 1999

Rebecca L. Harris (39)   Treasurer of Master Trust  Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).
                              Trust since 1999

Christina E. Sears (34)  Chief Compliance Officer   Chief Compliance Officer (2004-Present) and Senior Compliance
                            since 2004 and Asst.    Analyst (1998-2004), American Beacon Advisors, Inc.
                            Secretary since 1999


* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.


** Messrs. Quinn and Feld are deemed to be "interested persons" of the Select Trust and Master Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Master Trust's sub-advisors.



      The Select Trust has an Audit and Compliance Committee ("Audit Committee"), consisting of Ms. Cline and Mr. O'Sullivan. Mr. Youngblood, as Chairman of the Select Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are "interested persons" of the Select Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Select Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Select Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Select Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Select Trust's independent auditors; (d) to oversee the Select Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Select Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Select Trust's Chief Compliance Officer in connection with his or her implementation of the Select Trust's Compliance Program. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 2005.



      The Select Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld and Turner. Mr. Youngblood, as Chairman of the Select Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Select Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met once during the fiscal year ended December 31, 2005.



      The Select Trust has an Investment Committee that is comprised of Messrs. Bogart, Massman and Quinn. Mr. Youngblood, as Chairman of the Select Trust, serves on the Investment Committee in an ex-officio capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met three times during the fiscal year ended December 31, 2005.



      The Trustees who owned shares of any Fund are listed in the following table with the dollar range of their ownership in such Fund(s) and the Select Trust as a whole as of the calendar year ended December 31, 2005.



                             Dollar Range of        Dollar Range of Equity      Aggregate Dollar Range
                          Equity Securities in     Securities in U.S. Gov't     of Equity Securities in
Trustee Name                Money Market Fund          Money Market Fund           the Select Trust
---------------------     --------------------     ------------------------     -----------------------
                                         INTERESTED TRUSTEE
William F. Quinn                  None                       None                        None
Alan D. Feld                      None                       None                        None

                                       NON-INTERESTED TRUSTEES

W. Humphrey Bogart                None                       None                        None
Brenda A. Cline                   None                       None                        None
Richard A. Massman                None                       None                        None
Stephen D. O'Sullivan             None                       None                        None
R. Gerald Turner                  None                       None                        None
Kneeland Youngblood               None                       None                        None



      As compensation for their services to the Select Trust, the Master Trust, the American Beacon Funds and the American Beacon Mileage Funds (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) receive:



      - free air travel from American Airlines, Inc., an affiliate of the Manager (free travel also applies to Trustee's spouse);



      - reimbursement equal to the income tax on the value of the free air travel;



      - cash payment for the amount that a Trustee's annual flight service charges and income tax reimbursements are below $40,000 (effective January 1, 2006);



      -     $1,000 for each Board meeting attended (effective January 1, 2005);
            and



      -     $1,000 for each Committee meeting attended (effective January 1,
            2005).



Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Prior to January 1, 2006, Mr. O'Sullivan received an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Effective January 1, 2006, Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended. For his service as Chairman, Mr. Youngblood receives an additional annual payment of $10,000. Trustees are also reimbursed for any expenses incurred in attending Board meetings. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended December 31, 2005. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.



                                 Aggregate              Pension or Retirement          Total Compensation
                             Compensation From       Benefits Accrued as Part of         From the Trusts
Name of Trustee              the Select Trust        the Select Trust's Expenses           (27 Funds)
---------------------        -----------------       ---------------------------       ------------------
                                           INTERESTED TRUSTEE

William F. Quinn                  $    0                          $0                         $     0
Alan D. Feld                      $4,279                          $0                         $32,248
                                         NON-INTERESTED TRUSTEES

W. Humphrey Bogart                $3,877                          $0                         $29,218
Brenda A. Cline                   $6,682                          $0                         $50,357
Ben J. Fortson*                   $1,010                          $0                         $ 7,610
Richard A. Massman                $5,608                          $0                         $42,263
Stephen D. O'Sullivan             $5,972                          $0                         $45,000
R. Gerald Turner                  $1,888                          $0                         $14,225
Kneeland Youngblood               $6,057                          $0                         $45,641



* Mr. Fortson retired from the Trusts effective February 28, 2002. He now serves as Trustee Emeritus.


      The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson currently serves as Trustee Emeritus to the Trusts.

      During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.


                                 CODE OF ETHICS


      The Manager and the Select Trust have each adopted a Code of Ethics ("Code") under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, each Code requires employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.

                              PROXY VOTING POLICIES

      From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the "Policy") that sets forth guidelines and procedures designed to ensure that the Manager votes such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds' shareholders and the Manager or its affiliates. Please see Appendix A for a copy of the Policy. Each Fund's proxy voting record for annual periods ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

                       CONTROL PERSONS AND 5% SHAREHOLDERS


      Set forth below are the entities or persons that own more than 5% of the outstanding shares of a Fund as of January 31, 2006. Entities or persons owning more than 25% of the outstanding shares of a Fund may be deemed to control that Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses. There were no entities or persons deemed to control the Money Market Fund by virtue of their beneficial ownership of more than 25% of the outstanding shares of the Fund as of January 31, 2006. All Trustees and officers as a group own less than 1% of the outstanding shares of either of the Funds.



Money Market Select Fund                          Total Fund
------------------------------------              ----------
Mellon Financial Markets LLC.                        15%
   1 Mellon Bank Center Fl 4
   Pittsburgh, PA  15258-0001
The Bank of New York Insurance Trust                  6%
Escrow Department
   101 Barclay Street Floor 8W
   New York, NY  10286
Bear Stearns Securities Corp.                         5%
   One Metrotech Center North
   Brooklyn, NY  11201-3870



*Denotes record owner of Fund shares only



U.S. Government Money Market Select Fund          Total Fund
----------------------------------------          ----------
Muir & Co.                                           52%
   c/o Frost National Bank
   P.O. Box 2479
   San Antonio, TX  78298-2479

U.S. Government Money Market Select Fund          Total Fund
----------------------------------------          ----------
Western Digital                                      19%
   20511 Lake Forest Drive
   Lake Forest, CA  92630
Per-Se Technologies, Inc                             12%
   1145 Sanctuary Parkway, Suite 200
   Alpharetta, GA  30004
Bear Stearns Securities Corp.                        9%*
   One Metrotech Center North
   Brooklyn, NY  11201-3870



*Denotes record owner of Fund shares only


                     MANAGEMENT AND ADMINISTRATIVE SERVICES

      The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for providing the Select Trust and the Master Trust with advisory and asset allocation services. Pursuant to the Management Agreement, the Manager also provides the Select Trust and the Master Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes:

      -     complying with reporting requirements;

      -     corresponding with shareholders;

      - maintaining internal bookkeeping, accounting and auditing services and records; and

      - supervising the provision of services to the Trusts by third parties.

      Each Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by investment advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the investment advisors; and any extraordinary expenses of a nonrecurring nature.


      As compensation for providing management services, each Portfolio pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of its net assets. The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. Management fees for the fiscal years ended December 31, 2003, 2004 and 2005 were approximately $4,905,000, $5,461,000 and
$7,052,000. The Manager waived management fees in the amounts of approximately $43,100, $48,700 and $25,600 for these fiscal years.


      The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for certain Funds in order to maintain competitive expense ratios for those Funds. In July of 2003, the Select Trust Board and the Master Trust Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 only if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.


      Foreside Fund Services, LLC, located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the distributor and principal underwriter of the Funds' shares, and as such, receives a fee from the Manager for distributing shares of the Select Trust, the American Beacon Funds and the American Beacon Mileage Funds.


                             OTHER SERVICE PROVIDERS

      The transfer agent for the Select Trust is State Street Bank and Trust Company ("State Street"), located in Boston, Massachusetts, who provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as the custodian for the Portfolios and the Funds. The independent registered public accounting firm for the Funds and the Master Trust is Ernst & Young LLP, located in Chicago, Illinois.

                        PORTFOLIO SECURITIES TRANSACTIONS

      In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio's net asset value), and other information provided to a Fund, Portfolio, or the Manager, provided, however, that the Manager determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers.

                               REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by its corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transactions costs.

                                 NET ASSET VALUE

      It is the policy of the Funds to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by a Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires a Portfolio to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Master Trust Board to be of high quality with minimal credit risks. A Portfolio may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "P-1" by Moody's Investors Service, Inc. ("Moody's") and "F-1" by Fitch Ratings, and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poor's Ratings Services ("Standard & Poor's") and "P-2" by Moody's. See "Ratings of Long-Term Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.

                                 TAX INFORMATION

TAXATION OF THE FUNDS

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Tax Code"), each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:


      - Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or certain other income and (2) as a result of the American Jobs Creation Act of 2004 ("2004 Act"), net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement");



      - Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirement"); and


      - Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss) ("Distribution Requirement").

      Each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions as taxable dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


TAXATION OF THE PORTFOLIOS

      Each Portfolio is classified as a separate partnership for federal tax purposes and is not a "publicly traded partnership" treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.


      Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and to earn a proportionate share of its corresponding Portfolio's income for purposes of determining whether the Fund satisfies the requirements to continue to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.


      Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

TAXATION OF THE FUNDS' SHAREHOLDERS

      Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.


      The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


                         DESCRIPTION OF THE SELECT TRUST

      The Select Trust, organized on August 18, 1999, is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Select Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Select Trust and provides for indemnification and reimbursement of expenses out of Select Trust property for any shareholder held personally liable for the obligations of the Select Trust. The Declaration of Trust also provides that the Select Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Select Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Select Trust itself was unable to meet its obligations. The Select Trust has not engaged in any other business.

                                OTHER INFORMATION

      Asset-Backed Securities-Through the use of trusts and special purpose subsidiaries, various types of assets (primarily home equity loans, automobile and credit card receivables, other types of receivables/assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities) are securitized in pass-through structures similar to Mortgage-Backed Securities, as described below. The Money Market Portfolio is permitted to invest in asset-backed securities, subject to the Portfolio's rating and quality requirements.

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.


      Dollar Rolls-A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. The Portfolios maintain with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.


      Eurodollar and Yankeedollar obligations-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

      Illiquid Securities-Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      Interfund Lending-Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

      The credit facility will enhance the ability of the Funds to earn higher rates of interest on their short-term lending.


      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.


      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions:
(1) a Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) a Portfolio must be able to terminate the loan after notice, at any time; (4) a Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) a Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Master Trust Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Master Trust Board to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Master Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Master Trust Board.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.


      Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.


      Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.


      (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.


      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home

Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Ratings of Long-Term Obligations-The Portfolios utilize ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

      The two highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa and Aa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

      The two highest Standard & Poor's ratings for long-term obligations are AAA and AA. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      Fitch's two highest ratings for long-term obligations are AAA and AA. Obligations rated AAA have the lowest expectation of credit risk. A AAA rating is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA have a very low expectation of credit risk. They are deemed to have a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


      The two highest ratings for long-term obligations by Dominion Bond Rating Service Limited ("DBRS") are AAA and AA. Obligations rated AAA have the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Obligations rated AA are of superior credit quality, and protection of interest and principal is considered high. Entities rated AA are also considered unlikely to be significantly affected by reasonably foreseeable events.


      Standard & Poor's and Fitch apply indicators (such as "+" and "-") and DBRS adds "high" or "low" to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

      Ratings of Short-term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

      Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1
(high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these considerations are still respectable.

      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

      Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Manager presents a minimum risk of bankruptcy during the term of the agreement. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.


      Reverse Repurchase Agreements-Each Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Section 4(2) Securities-Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Portfolio, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

      The Master Trust Board and Manager will carefully monitor a Portfolio's investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

      U.S. Government Securities-U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.


      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.


      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      When-Issued and Forward Commitment Transactions- For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

      Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

                                                                      APPENDIX A

        PROXY VOTING POLICY AND PROCEDURES FOR THE SELECT AND AMR TRUSTS


                          AMERICAN BEACON MASTER TRUST
                              AMERICAN BEACON FUNDS
                          AMERICAN BEACON MILEAGE FUNDS
                          AMERICAN BEACON SELECT FUNDS


                       PROXY VOTING POLICY AND PROCEDURES


                         LAST AMENDED NOVEMBER 16, 2005


PREFACE


      Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.



      The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager has retained a proxy voting consultant (the "Consultant") to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the "Domestic Funds"), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the "Subadvisers"). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the "International Funds") has been delegated by the International Funds' Boards of Trustees to the subadvisers for those funds ("International Subadvisers"). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.


      For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, "shareholders"). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

DOMESTIC FUNDS - PROCEDURES


      1. VOTING - The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which will include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.



      Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds' shareholders and will propose changes to the Policy when appropriate.



      2. CONFLICTS OF INTEREST - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds' distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Consultant will be provided with a copy of the list of affiliated persons and will be instructed to notify the Manager of any proxy involving such entities. The Manager will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

                                                                      APPENDIX A



            a. PROXIES FOR AFFILIATED FUNDS - Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees' recommendations in the proxy statement.


            b. BUSINESS / PERSONAL CONNECTIONS OF THE MANAGER - The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

            The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

            In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

            If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.


            c. BUSINESS / PERSONAL CONNECTIONS OF THE SUBADVISERS - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser's disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser's disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser's recommendation regarding the proxy proposal.


  DOMESTIC FUNDS - POLICIES


      1. ROUTINE PROPOSALS - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:


            A. Location of annual meeting

            B. Employee stock purchase plan

            C. Appointment of auditors


            D. Corporate strategy


            E. Director compensation

            F. Director indemnification and liability protection

            G. Reincorporation


      The Funds' policy is to SUPPORT management on these routine proposals.



      2. SOCIAL, POLITICAL AND ENVIRONMENTAL PROPOSALS - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to SUPPORT management. Financial interests of the shareholders are the only consideration for proxy voting decisions.



      3. SHAREHOLDER EQUALITY PROPOSALS - Issues that do not discriminate against certain shareholders will be SUPPORTED. Non-discriminatory proposals include:

                                                                      APPENDIX A



            A. ANTI-GREENMAIL - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be SUPPORTED.



            B. FAIR PRICE PROVISIONS - Provisions that guarantee an equal price to all shareholders will be SUPPORTED.



      4. NON-ROUTINE PROPOSALS - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders' investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.



      Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the NYSE Corporate Accountability and Listing Standards Committee), capable and dedicated to the shareholders, support should be for the board's recommendations.



      Management's record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.



      The following are specific issues that directly impact the financial interest of the shareholders.


            A. BOARD OF DIRECTORS


                  a. UNCONTESTED ELECTIONS - The Funds will SUPPORT management's slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.



                  b. CONTESTED ELECTIONS - will be evaluated on a CASE-BY-CASE basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.



                  c. INDEPENDENT COMPENSATION COMMITTEE - an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will SUPPORT proposals for independent compensation committees.



                  d. INDEPENDENT NOMINATING COMMITTEE - The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO's business judgment. Therefore, the Funds will SUPPORT proposals for independent nominating committees.



                  e. CLASSIFIED BOARDS - A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds' policy is to SUPPORT classified boards.



                  f. CUMULATIVE VOTING - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do NOT SUPPORT cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.



                  g. INDEPENDENT BOARDS - The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders' long-term interests. Board members who are independent

                                                                      APPENDIX A



are more likely to protect shareholders' interests than company executives or other insiders. An "independent director" is defined as an individual who has had no personal or business relationship with management, as defined by the NYSE Corporate Accountability and Listing Standards Committee. While the Funds' policy is to generally SUPPORT independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company's long-term prospects. If the board is less than 75% independent, the Funds will WITHHOLD their vote for non-CEO board members that are not independent.



                  h. SEPARATE CHAIRMAN, CEO POSITIONS - Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.



                  Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will SUPPORT the company's recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a CASE-BY-CASE basis.



                  i. MINIMUM DIRECTOR STOCK / FUND OWNERSHIP - proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.



                  Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.



                  The Funds will NOT SUPPORT proposals for minimum director stock ownership.



            B. EXECUTIVE / DIRECTOR COMPENSATION



                  a. INCENTIVE/STOCK OPTION PLANS (ESTABLISH, AMEND, ADD) - proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.



                  Opponents contend that incentive/stock option plans may dilute the shareholders' claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.



                  If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally SUPPORT these plans. However, the Funds will NOT SUPPORT plans that permit:



                  - Dilution in excess of the company's peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or


                  -     Repricing/replacing underwater options


                  b. DISCOUNTED STOCK OPTIONS - options that may be exercised at prices below the stock's fair market value on the award date. Sometimes called non-qualified options, these options are granted "in-the-money" or immediately exercisable for a profit. The Funds do NOT SUPPORT discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives' interests with those of the shareholders.



                  c. EXCHANGE OF UNDERWATER OPTIONS - options with an exercise price higher than the market price are considered "underwater" and, needless to say, unattractive. The Funds do NOT SUPPORT the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such

                                                                      APPENDIX A



protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will SUPPORT the exchange of underwater options that do not result in a financial gain to the participants.



                  d. CAP OR LIMIT EXECUTIVE AND DIRECTOR PAY - The Funds will NOT SUPPORT capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.



                  e. LINK PAY TO PERFORMANCE - Proponents contend that by linking pay to performance management's interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will SUPPORT proposals to link pay to performance.



                  f. GOLDEN PARACHUTE PROVISIONS - provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.



                  However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.



                  Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will SUPPORT golden parachute provisions.



                  g. EXPENSING STOCK OPTIONS - Proponents argue that expensing stock options would more accurately reflect the company's earnings and would lead to better comparisons among companies. Furthermore, expensing options would rein in what many consider to be the excessive use of stock options as compensation for executives.


                  Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company's financial statements.


                  The Funds will SUPPORT management's recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules.



                  C. RIC CONTRACTS AND POLICIES


                  a. INVESTMENT ADVISORY CONTRACTS - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.


                  b. DISTRIBUTION PLANS - All proposals pertaining to a RIC's distribution plan will be reviewed on a CASE-BY-CASE basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.

                                                                      APPENDIX A



                  c. FUNDAMENTAL OBJECTIVES / POLICIES - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.



            D. CONFIDENTIAL VOTING - The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will NOT SUPPORT confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.


            E. SUPERMAJORITY-VOTING PROVISIONS - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

                  Opponents contend that supermajority-voting provisions detract from a simple majority's power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.


            The Funds will support supermajority provisions up to 67%. All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a CASE-BY-CASE basis.



            F. ANTI-TAKEOVER PROPOSALS - Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board's role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.



                  a. POISON PILLS (SHAREHOLDER RIGHTS PLANS) - protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will SUPPORT poison pills. If the board is not independent, each situation involving poison pills will be decided on a CASE-BY-CASE basis.



                  b. PREEMPTIVE RIGHTS - enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will SUPPORT preemptive rights.



                  c. FAIR PRICING PROVISIONS - require that if offers are not approved by the board, the bidder must pay the same "fair" price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent "two-tiered" offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will SUPPORT fair pricing provisions.



                  d. DUAL CLASS VOTING PROVISIONS - create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will NOT SUPPORT dual class voting provisions.


            G. STOCK RELATED PROPOSALS


                  a. INCREASE AUTHORIZED COMMON/PREFERRED STOCK - A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split, acquisition or for "general corporate purposes." However, an abundance of authorized but unissued shares can

                                                                      APPENDIX A


become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.


                  If the board is independent, the Funds will SUPPORT increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, each situation will be decided on a case-by-case basis.



                  b. TARGETED SHARE PLACEMENTS - the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.



                  Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.



                  All situations regarding targeted share placements will be reviewed on a CASE-BY-CASE basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.



            H. MERGERS, ACQUISITIONS, RESTRUCTURINGS - These transactions involve fundamental changes in the structure and allocation of a company's assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.



            All situations regarding mergers, acquisitions, or restructuring will be reviewed on a CASE-BY-CASE basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.



      5. OTHER BUSINESS -- The Funds will SUPPORT management with respect to "Other Business."



      6. ADJOURN MEETING - The Funds will SUPPORT management with respect to proposals to adjourn the shareholder meeting.



All other issues will be decided on a CASE-BY-CASE basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.



Issues requiring analysis on a case-by-case basis will be voted according to the Consultant's recommendation when the Funds own less than 1% of the company's outstanding shares AND less than $3 million of the company's market capitalization.


   INTERNATIONAL FUNDS - PROCEDURES

      1. VOTING - The International Funds' Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers' policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

      2. CONFLICTS OF INTEREST - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

                                                                      APPENDIX A


      If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

   ALL FUNDS - OTHER PROCEDURES


      1. RECORDKEEPING - Records of all votes will be maintained by a) the Consultant and State Street Bank and Trust Company (the "Custodian") for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes against management will be maintained by the Manager. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.


      2. DISCLOSURE - The Manager, in conjunction with the Custodian and the International Subadvisers, will compile the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.


      3. BOARD OVERSIGHT - On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

                          AMERICAN BEACON SELECT FUNDS

                            PART C. OTHER INFORMATION

Item 23.                     Exhibits

      (a)    Amended and Restated Declaration of Trust, dated November 1, 2004 -
             (x)

      (b)(i) Bylaws - (i)

      (ii)   Amendment to Bylaws - (v)

      (c)    Voting trust agreement - none

      (d)(i) Management Agreement between American Select Funds and AMR Investment Services, Inc., dated December 31, 1999 - (i)

      (ii)   Amendment to the Management Agreement dated November 30, 2001 - (v)

      (e) Distribution Agreement among the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and Foreside Fund Sevices, LLC, dated March 1, 2005 - (xi)

      (f)    Bonus, profit sharing or pension plans - none

      (g)(i) Custodian Agreement between the American Select Funds and State Street Bank and Trust Company, dated December 31, 1999 - (i)

      (ii) Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1, 2001 - (ix)

      (iii)  Amendment to the Custodian Agreement dated November 30, 2001 - (v)

      (h)(i) Transfer Agency and Service Agreement between the American Select Funds and State Street Bank and Trust Company, dated December 31, 1999 - (i)

      (ii) Amendment to the Transfer Agency and Service Agreement dated November 30, 2001 - (v)

      (iii) Amendment to Transfer Agency Agreement regarding anti-money laundering procedures, dated September 24, 2002 - (viii)

      (i)    Opinion and consent of counsel - filed herewith

      (j)    Consent of Independent Auditors - filed herewith

      (k)    Financial statements omitted from prospectus - none

      (l)    Letter of investment intent - (i)

      (m)    Plan pursuant to Rule 12b-1 - none

      (n)    Plan Pursuant to Rule 18f-3 - none

      (p)(i) Code of Ethics of Registrant, American Beacon Funds, American Beacon Mileage Funds and American Beacon Master Trust, dated February 17, 2006 - (xiii)

      (ii) Code of Ethics of American Beacon Advisors, Inc., dated February 17, 2006 - (xiii)

      Other: Powers of Attorney for Trustees (Alan D. Feld, Stephen D.
             O'Sullivan, and Kneeland Youngblood) - (i)

             Powers of Attorney for Trustees (R. Gerald Turner) - (iii)

             Powers of Attorney for Trustees (W. Humphrey Bogart, Brenda A. Cline and Richard A. Massman) - (x)

-----------------------
(i) Incorporated by reference to the Registration Statement of the American Select Funds on Form N-1A, as filed with the Securities and Exchange Commission on October 1, 1999.

(ii) Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement of the American AAdvantage Funds on Form N-1A, as filed with the Securities and Exchange Commission on July 7, 2000.

(iii) Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the American AAdvantage Funds on Form N-1A, as filed with the Securities and Exchange Commission on October 1, 2001.

(iv) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of the American Select Funds on Form N-1A, as filed with the Securities and Exchange Commission on September 14, 2001.

(v) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of the American AAdvantage Select Funds on Form N-1A, as filed with the Securities and Exchange Commission on December 1, 2001.

(vi) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement of the American AAdvantage Funds on Form N-1A, as filed with the Securities and Exchange Commission on October 1, 2002.

(vii) Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement of the American AAdvantage Funds on Form N-1A, as filed with the Securities and Exchange Commission on June 20, 2001.

(viii) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the American AAdvantage Funds on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 2003.

(ix) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement of the American AAdvantage Select Funds on Form N-1A, as filed with the Securities and Exchange Commission on March 1, 2004.

(x) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of the American AAdvantage Select Funds on Form N-1A, as filed with the Securities and Exchange Commission on December 15, 2004.

(xi) Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement of the American Beacon Funds on Form N-1A, as filed with the Securities and Exchange Commission on March 1, 2005.

(xii) Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement of the American Beacon Funds on Form N-1A, as filed with the Securities and Exchange Commission on September 30, 2005.

(xiii) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement of the American Beacon Funds on Form N-1A, as filed with the Securities and Exchange Commission on March 1, 2006.

Item 24.       Persons Controlled by or under Common Control with Registrant

      None.

Item 25.        Indemnification

      Article XI, Section 2 of the Declaration of Trust of the American Beacon Select Funds provides that:

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that:

            (i) such Covered Person shall have provided appropriate security for such undertaking;

            (ii) the Trust is insured against losses arising out of any such advance payments; or

            (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

      According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26.       Business and Other Connections of Investment Manager

      American Beacon Advisors, Inc. (the "Manager"), 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, offers investment management and administrative services. Information as to the officers and directors of the Manager is included in its current Form ADV (SEC File No. 801-29198) filed with the SEC.

Item 27.       Principal Underwriter

      (a) Foreside Fund Services, LLC ("FFS"), the Trust's principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Century Capital Management Trust
Forum Funds
Henderson Global Funds
ICM Series Trust
Monarch Funds
Sound Shore Fund, Inc.
Bridgeway Funds, Inc.
Wintergreen Fund, Inc.
American Beacon Funds
American Beacon Mileage Funds

      (b) The following table identifies the officers of FFS and their positions, if any, with the Trust. The business address of each of these individuals (other than Mr. Berthy) is Two Portland Square, Portland, Maine 04101. Mr. Berthy's business address is 77 Elmwood Drive, Suite 301, Dayton, Ohio 45459.

Name                       Position with Underwriter                        Position with Trust
-----------------          ----------------------------------------         -------------------
Simon D. Collier           Managing Partner and Principal Executive         None
                           Officer
Carl A. Bright             President and Treasurer                          None
Richard J. Berthy          Vice President and Assistant Treasurer           None
Nanette K. Chern           Chief Compliance Officer, Secretary              None
                           and Vice President
Mark A. Fairbanks          Vice President, Assistant Secretary and          None
                           Deputy Chief Compliance Officer

Item 28.       Location of Accounts and Records

      The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of the Trust's 1) custodian at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) Manager at American Beacon Advisors, Inc., 4151 Amon Carter Blvd., MD 2450, Fort Worth, Texas 76155; or 3) transfer agent at Boston Financial Data Services, 330 West 9th St., Kansas City, Missouri 64105.

Item 29.       Management Services

      All substantive provisions of any management-related service contract are discussed in Part A or Part B.

Item 30.       Undertakings

Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on March 1, 2006. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                      AMERICAN BEACON SELECT FUNDS

                                      By:    /s/ William F. Quinn
                                          --------------------------------------
                                             William F. Quinn
                                             President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                              Title                            Date
--------------------------             --------------------             -------------
/s/ William F. Quinn                   President (Principal             March 1, 2006
--------------------------
William F. Quinn                       Executive Officer)
                                       and Trustee

/s/ Rebecca L. Harris                  Treasurer (Principal             March 1, 2006
--------------------------
Rebecca L. Harris                      Financial Officer)

W. Humphrey Bogart*                    Trustee                          March 1, 2006
--------------------------
W. Humphrey Bogart

Brenda A. Cline*                       Trustee                          March 1, 2006
--------------------------
Brenda A. Cline

Alan D. Feld*                          Trustee                          March 1, 2006
--------------------------
Alan D. Feld

Richard A. Massman*                    Trustee                          March 1, 2006
--------------------------
Richard A. Massman

Stephen D. O'Sullivan*                 Trustee                          March 1, 2006
--------------------------
Stephen D. O'Sullivan

R. Gerald Turner*                      Trustee                          March 1, 2006
--------------------------
R. Gerald Turner

Kneeland Youngblood*                   Trustee                          March 1, 2006
--------------------------
Kneeland Youngblood

*By     /s/ William F. Quinn
        --------------------------------------
        William F. Quinn, Attorney-In-Fact

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, American Beacon Master Trust certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement as it relates to American Beacon Master Trust pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A as it relates to American Beacon Master Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and the State of Texas, on March 1, 2006. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                      AMERICAN BEACON MASTER TRUST

                                      By: /s/ William F. Quinn
                                          --------------------------------------
                                              William F. Quinn
                                              President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 9 to the Registration Statement for the American Beacon Select Funds as it relates to the American Beacon Master Trust has been signed below by the following persons in the capacities and on the dates indicated.

Signature                              Title                            Date
--------------------------             --------------------             -------------
/s/ William F. Quinn                   President (Principal             March 1, 2006
--------------------------
William F. Quinn                       Executive Officer)
                                       and Trustee

/s/ Rebecca L. Harris                  Treasurer (Principal             March 1, 2006
--------------------------
Rebecca L. Harris                      Financial Officer)

W. Humphrey Bogart*                    Trustee                          March 1, 2006
--------------------------
W. Humphrey Bogart

Brenda A. Cline*                       Trustee                          March 1, 2006
--------------------------
Brenda A. Cline

Alan D. Feld*                          Trustee                          March 1, 2006
--------------------------
Alan D. Feld

Richard A. Massman*                    Trustee                          March 1, 2006
--------------------------
Richard A. Massman

Stephen D. O'Sullivan*                 Trustee                          March 1, 2006
--------------------------
Stephen D. O'Sullivan

R. Gerald Turner*                      Trustee                          March 1, 2006
--------------------------
R. Gerald Turner

Kneeland Youngblood*                   Trustee                          March 1, 2006
--------------------------
Kneeland Youngblood

*By     /s/ William F. Quinn
        -----------------------------
        William F. Quinn, Attorney-In-Fact

                                INDEX TO EXHIBITS

Exhibit
Number               Description
-------              -----------
(i)                  Opinion and consent of counsel - filed herewith

(j)                  Consent of Independent Auditors - filed herewith